                                                       File No. 333-28037

                               AMENDMENT NO. 4 TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            Golden State Bancorp Inc.
 ...............................................................................
             (Exact name of registrant as specified in its charter)

              Delaware                                        95-4642135
 ...............................................................................
     (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                      Identification No.)

                                 135 Main Street
                         San Francisco, California 94105
                                 (415) 904-1100

 ...............................................................................
     (Address, including zip code, and telephone number, including area code of principal executive offices)

                               James R. Eller, Jr.
                        Senior Vice President and Counsel
                             California Federal Bank
                           135 Main Street, 4th Floor
                         San Francisco, California 94105
                                 (415) 904-1339

 ...............................................................................
 (Name, address, including zip code, and telephone number, including area code, of agent for service)


Golden State Bancorp Inc. hereby files this Amendment No. 4 to its Registration Statement No. 333-28037 filed on Form S-3 solely for the purpose of deregistering 29,170 shares of Common Stock previously registered pursuant to such Registration Statement, which shares remain unsold.

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                                   SIGNATURES

   The Registrant. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 4 to Registration Statement No. 333-28037 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on this 11th day of September, 2000.

                           GOLDEN STATE BANCORP INC.


                               /s/ Carl B. Webb
                           ----------------------------
                           By:      Carl B. Webb
                                    President and Chief Operating Officer

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement No. 333-28037 has been signed by the following persons in the capacities indicated on the dates indicated.


         SIGNATURE                  CAPACITY                 DATE


   /s/ Paul M. Bass, Jr.            Director                 September 19, 2000
----------------------------
Paul M. Bass,  Jr.

  /s/ George W. Bramblett, Jr.      Director                 September 19, 2000
----------------------------
George W. Bramblett, Jr.

  /s/ Brian P. Dempsey              Director                 September 19, 2000
----------------------------
Brian P. Dempsey

  /s/ Gerald J. Ford                Chairman of the Board,   September 19, 2000
----------------------------        Chief Executive Officer
Gerald J. Ford                      And Director

  /s/ Howard Gittis                 Director                 September 19, 2000
----------------------------
Howard Gittis

 /s/ John F. King                   Director                 September 19, 2000
----------------------------
John F. King

  /s/ John F. Kooken                Director                 September 19, 2000
----------------------------
John F. Kooken


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----------------------------      Director
Gabrielle K. McDonald

  /s/ John A. Moran               Director                    September 19, 2000
-------------------------
John A. Moran

-------------------------         Director
Ronald O. Perelman

 /s/ B. M. Rankin, Jr.            Director                    September 19, 2000
------------------------
B. M. Rankin, Jr.

                                  Director
------------------------
Thomas S. Sayles

                                  Director
------------------------
Robert Setrakian

 /s/ Cora M. Tellez               Director                    September 19, 2000
------------------------
Cora M.Tellez

  /s/ Carl B. Webb                President, Chief            September 11, 2000
------------------------          Operating Officer and
Carl B. Webb                      Director

  /s/ Richard H. Terzian          Executive Vice President    September 12, 2000
-----------------------           and Chief Financial Officer
Richard H. Terzian

 /s/ Renee Nichols Tucei          Executive Vice President    September 11, 2000
-----------------------           and Controller
Renee Nichols Tucei